UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 12, 2010


                                Arrin Corporation
               (Exact Name of Registrant as Specified in Charter)

          Nevada                       00053748                  37-1558192
(State or Other Jurisdiction         (Commission               (IRS Employer
    of Incorporation)                File Number)         Identification Number)

              3604 54th Drive West, Ste, K204, Bradenton, FL 34210
               (Address of Principal Executive Offices, Zip Code)

                                  213-381-7450
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17
    CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c)).
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

(SEE ITEM 2.03 BELOW)

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On September 12, 2010, Stephen H. Liu ("Liu") loaned Arrin Corporation ("Company") $250,000 pursuant to a Convertible Note ("Note") of the same date. The Note requires the Company to repay Liu $200,000 with simple interest (payable semi-annually) accruing at the annual rate of 5% on September 12, 2012 ("MaturityDate").

The terms of the Note allow Liu to convert at any time (upon written notice of conversion) any portion of the principal of the Note or interest therupon into Company common stock as follows: the number of shares of common stock to be issued upon each conversion of this Note shall be determined by dividing that portion of the principal of the Note to be converted and interest, if any, by the Conversion Price, and then multiplied by One Hundred Twenty Percent (120%). The Conversion Price per share shall be the the average of the three lowest closing bid prices for the common stock on the OTC Bulletin Board, NASDAQ SmallCap Market, NASDAQ National Market System, American Stock Exchange, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the common stock, the "PRINCIPAL MARKET"), or if not then trading on a Principal Market, such other principal market or exchange where the common stock is listed or traded, for the thirty (30) trading days prior to but not including the Conversion Date.

Liu is the Company's Chief Executive Officer, Chairman of its Board of Directors and its largest and controlling shareholder.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.                             Exhibit Title
-----------                             -------------

   4.1 Convertible Note dated September 12, 2010 executed by the Company in favor of Stephen H. Liu.


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
                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Arrin Corporation.


Date: September 15, 2010             By: /s/ Stephen H. Liu
                                         ---------------------------------------
                                         Stephen H. Liu, Chief Executive Officer


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